                                                                    Exhibit 10.3


WHEREEVER CONFIDENTIAL INFORMATION IS OMITTED HEREIN (SUCH OMISSIONS ARE DENOTED BY AN ASTERISK), SUCH CONFIDENTIAL INFORMATION HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


                                  LICENSE FORM
          (Master Source Code Agreement Effective Date of May 15, 2002)

This is a License Form. It describes a specific instance of a Source Code license between You and Microsoft. When executed by You, any applicable subsidiaries and Microsoft, this License Form becomes part of the Master Agreement.

A. Microsoft gives You the following License Grant to the Source Code as described in the Master Source Code Agreement: Derivative Grant specifically limited to compiling the Windows 2000 Server and Windows .Net Server and subsequent releases of Windows .Net Server files specified in Exhibit A and compiling the Windows 2000 Server and Windows .Net Server and subsequent releases of Windows .Net Server files specified in Exhibit B. Notwithstanding the description of "Derivative Grant" in the Master Source Code Agreement, You acknowledge that the License Grant in this License Form does not include a Debugging Grant.

B. Microsoft licenses the following Source Code to You: files specified in Exhibits A and B to be accessed through MSDN Code Center Premium or other means as determined by Microsoft.

C. You can only use the Source Code at Your facilities listed in Exhibit C for the sole purpose of assisting in the development, debugging, optimization, and end-user support of (1) Your server software product known as "MetaFrame" (including any successors or replacements based on MetaFrame, regardless of name) that runs on Microsoft Windows server operating system products, and (2) solely with respect to Source Code specified in Exhibit B, Your client software products that run on any operating systems (collectively, Your "Applications").




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

D. You may reproduce and distribute worldwide an unlimited number of copies of derivative works You create in exercising the Derivative Grant specified above, provided that (a) You distribute the derivative works only in conjunction with and as a part of Your Applications; (b) Your Applications add significant and primary functionality to the derivative works; (c) You distribute Your Applications containing the derivative works pursuant to an End-User License Agreement (which may be "break-the-seal", "click-wrap" or signed), with terms no less protective of Microsoft than those contained herein; (d) You do not permit further redistribution of the derivative works by Your end user customers, other than a full transfer of the Application license, including all rights and obligations; (e) You do not use Microsoft's name, logo, or trademarks to market Your Applications; (f) You include a valid copyright notice on Your Applications; and (g) You agree to indemnify, hold harmless, and defend Microsoft from and against any claims or lawsuits, including attorneys' fees, that arise or result from the use or distribution of Your Applications.

E. Per section 2.6 of the Master Source Code Agreement You are not permitted to use the Source Code to assist in the use of unsupported interfaces (e.g. functions, in-memory or on-disk structures, protocols). If You believe that You do need to make use of an unsupported interface You agree to submit an exception request to Microsoft, prior to use. Microsoft will review the request and at its sole discretion will approve (which approval will be timely and will not be unreasonably withheld) or reject based on the following criteria:

          1. There is no published interface or combination of published interfaces that provides equivalent functionality.

          2. Microsoft determines that Your use of the unsupported interface does not degrade user experience, cause system instability, create any security or privacy issues, or replace integral operating system functionality.

          3. If Microsoft provides a published method in the future that provides equivalent functionality, You agree to update Your software in its next release following actual notice of the method published by Microsoft to make use of the published method (unless such release occurs within 90 days of Your receipt of such notice, in which case You may postpone such update to the next following release). You also agree to use commercially reasonable efforts to promptly provide Your customers with updates to the deployed versions of Your software that use the unsupported interface.

          4. You will apply for the latest Designed for Windows logo for Your software for which the unpublished interface is to be used and will meet, to the best of Your knowledge, the requirements of such Designed for Windows logo program prior to shipment of the Application.

          5. You acknowledge that Microsoft may modify unsupported interfaces at any time and that You accept all responsibility (including support obligations) for Your use of the unsupported interface.

F. If You fail to perform or comply with any provision of the Master Source Code Agreement or of this License Form, or any material provision of any other License Form, then Microsoft may end this License Form by giving You thirty days' prior written notice specifying such breach and an opportunity to cure (except in the event of a breach of the Confidentiality provisions of the Master Source Code Agreement, in which case Microsoft may end this License Form immediately). If You receive such a notice from Microsoft, and Your breach is not remedied prior to the expiration of the thirty day period, then this License Form will end immediately.




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

G. You will give Microsoft written notice of a change of control as described in Section 10 of the Master Source Code Agreement within five business days of the consummation of such change of control. Microsoft may end this License Form upon a change of control after giving to You thirty days' prior written notice.

H. Notwithstanding any inconsistent provision of the Master Source Code Agreement, Microsoft's right to terminate this License Form prior to expiration shall be limited to the circumstances described in Paragraphs F and G above.

I. The license fee for the rights granted to You by Microsoft in this License Form is $0. The rights to use Your derivative works You make under the Derivative Grant are otherwise fully paid up and royalty-free.

J. You understand that Microsoft requires users of the terminal services component of .Net Server and subsequent releases to obtain certain licenses to utilize such terminal services, and Your use of the Source Code described in Exhibit A in Your products ("Terminal Services Product") requires that users of Your products be licensed users of Microsoft terminal services. You will provide the following conspicuous notice to users in the end user license agreement of the next release of Your Terminal Services Product: "If you access terminal server functionality provided by Microsoft operating system products, you need to purchase additional licenses to use such products. Consult the license agreements for the Microsoft operating system products you are using to determine which licenses you must acquire."

K. During the time which Your employees have access to the Source Code and for one year following the date they last accessed the Source Code, You agree not to allow Your employees to contribute to the development of an operating system other than a Microsoft operating system. This does not restrict Your employees from using, developing stand alone applications for, or providing end-user support of other operating systems. These restrictions only apply to Your employees who have accessed the Source Code. This section still applies, even if this License Form or the Master Agreement ends.

L. This License Form is effective for three years from May 15, 2002; it may end earlier, however, as explained in the Master Source Code Agreement and this License Form. Notwithstanding any provision in the Master Agreement, Microsoft acknowledges that the license granted to You in this License Form with respect to products first shipped to customers prior to the expiration or termination of this License Form shall survive.

M. The parties agree that the subject matter of the License, Development and Marketing Agreement dated as of May 9, 1997 between Microsoft and You (the 1997 License Agreement") is outside the scope of the subject matter of this License Form and the Master Source Code Agreement and that the provision of the 1997 License Agreement, including the survival provisions of the 1997 License Agreement, are not modified, contradicted or superceded in any way by this License Form or the Master Agreement.




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

We agree to everything in this License Form.

MICROSOFT CORPORATION                  CITRIX SYSTEMS, INC.

/s/ Mike Jazayeri                      /s/ Mark B. Templeton
----------------------------------     -----------------------------------------
By                                     By
Mike Jazayeri                          Mark B. Templeton
----------------------------------     -----------------------------------------
Name (Print)                           Name (Print)
Program Manager                        President & CEO
----------------------------------     -----------------------------------------
Title                                  Title
5-15-02                                5-15-02
----------------------------------     -----------------------------------------
Date                                   Date




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


SIGNATURE OF SUBSIDIARIES:

We agree to everything in this License Form and we agree to be bound by the terms and conditions of the Master Agreement to the same extent that our parent company named above is bound.

CITRIX SYSTEMS (RESEARCH &
DEVELOPMENT) LTD.                     CITRIX SYSTEMS JAPAN KK

/s/ David Urbani                      /s/ David Urbani
-----------------------------------   ------------------------------------------
By                                    By
David Urbani                          David Urbani
-----------------------------------   ------------------------------------------
Name (Print)                          Name (Print)
Director                              Director
-----------------------------------   ------------------------------------------
Title                                 Title
5/28/02                               5/28/02
-----------------------------------   ------------------------------------------
Date                                  Date

CITRIX SYSTEMS UK LIMITED             CITRIX SYSTEMS ASIA PACIFIC
                                      PTY. LTD.

/s/ David Urbani                      /s/ David Urbani
-----------------------------------   ------------------------------------------
By                                    By
David Urbani                          David Urbani
-----------------------------------   ------------------------------------------
Name (Print)                          Name (Print)
Director                              Director
-----------------------------------   ------------------------------------------
Title                                 Title
5/28/02                               5/28/02
-----------------------------------   ------------------------------------------
Date                                  Date




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



                                   Exhibit A


********************************************************************************
********************************************************************************
***********************************************

(Four pages of confidential information omitted pursuant to the request for confidential treatment)

Such other files as the parties mutually agree in writing to effectuate the purposes of the attached license form.


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


                                   Exhibit B

********************************************************************************
********************************************************************************
***********************************************

(Four pages of confidential information omitted pursuant to the request for confidential treatment)

Such other files as the parties mutually agree in writing to effectuate the purposes of the attached license form.





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                             Exhibit C - Facilities

Cambridge, United Kingdom
Columbia, Maryland, USA
Fort Lauderdale, Florida, USA
High Wycombe, United Kingdom
Redmond, Washington, USA
Sydney, Australia
Tokyo, Japan





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